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                                                                   EXHIBIT 4(f)

                                                            [ZURICH KEMPER LOGO]

Kemper Investors Life Insurance Company (KILICO)
1 Kemper Drive, Long Grove, Illinois 60049-00001 telephone 800-621-5001
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GROUP MASTER APPLICATION

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Application
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Application for Group Flexible Premium Modified Guaranteed, Fixed and Variable
Deferred Annuity
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Name of Product   Zurich Preferred Annuity
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Name of Group     XYZ Group
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Principal Office Street Address  1 North State Street
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City   Chicago,            State   IL                     Zip   60600
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Benefits and payments provided by this contract, when based on Guarantee Period
Values, may increase or decrease in accordance with the Market Value Adjustment formula stated in the contract schedule.

Benefits, payments and values provided by this contract, when based upon the investment experience of the subaccounts, are variable and are not guaranteed as to dollar amount. Refer to the variable account and annuity period provisions for a determination of any variable benefits.


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Signatures
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Signature of Authorized Representative   /s/ John Smith
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Typed Name   John Smith
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Title   President
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Signed at (City, State and Zip)   Chicago, IL 60600
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Date   3/25/00
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Witnessed by   Jay James
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Licensed Agent   Richard Roe
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L-8615